SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant:	☐
Filed by a Party other than the Registrant:	☒

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Under Rule 14a-12

TechPrecision Corporation

(Name of Registrant as Specified in its Charter)

WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I
WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.
WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND, LTD.

WYNNEFIELD CAPITAL, INC. PROFIT SHARING PLAN
WYNNEFIELD CAPITAL MANAGEMENT, LLC
WYNNEFIELD CAPITAL, INC.
NELSON OBUS
JOSHUA LANDES

Robert D. Straus

General Victor Eugene Renuart, Jr., U.S. Air Force (Ret.)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Wynnefield Partners Small Cap Value, L.P. I and its affiliates (“Wynnefield”), and Robert D. Straus (together, with Wynnefield, the “Group”) previously issued a public letter to the stockholders of TechPrecision Corporation, dated July 30, 2024 (the “Letter”), and launched a campaign website at www.rebuildTPCScredibility.com (the “Website”), that contains the Letter, information about the Group’s director nominees, as well as other important information about the Group’s campaign with respect to TechPrecision Corporation’s 2024 Annual Meeting of Stockholders.

Copies of the revised Letter and certain revised materials posted by the Group to the Website are attached herewith as Exhibit A and Exhibit B, respectively.

IMPORTANT Information and Where to Find It

Wynnefield Partners Small Cap Value, L.P. I; Wynnefield Partners Small Cap Value, L.P.; Wynnefield Small Cap Value Offshore Fund, Ltd.; Wynnefield Capital, Inc. Profit Sharing Plan; Wynnefield Capital Management, LLC; Wynnefield Capital, Inc.; Nelson Obus; Joshua Landes; and Robert D. Straus (collectively, the “Group”) together with General Victor Eugene “Gene” Renuart, Jr., U.S. Air Force (Ret.) are participants in the solicitation of proxies from stockholders in connection with the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of TechPrecision Corporation (the “Company”). The Group intends to file a proxy statement (the “2024 Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Annual Meeting unless it withdraws its nominations.

The Group may be deemed to beneficially own 633,606 shares of the Company’s common stock, representing approximately 7.0% of the Company’s outstanding common stock. Other than the Group, none of the other participants own any shares of the Company’s common stock. For further information about the IDENTITY OF THE PARTICIPANTS IN THE SOLICITATION AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE, please see the Group’s Statement of Beneficial Ownership on Schedule 13D, INCLUDING WITHOUT LIMITATION, SECTIONS ENTITLED ITEM 5 – INTEREST IN SECURITIES OF THE ISSUER AND ITEM 6 – CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO SECURITIES OF THE ISSUER, filed with the SEC on July 2, 2024, a copy of which can be found at: https://www.sec.gov/Archives/edgar/data/1251565/000110465924077375/tm2418446d1_sc13d.htm. Additional information regarding the Group and the nominees will be included in the 2024 Proxy Statement and other relevant documents to be filed with the SEC in connection with the Annual Meeting.

Promptly after any filing of its definitive 2024 Proxy Statement with the SEC, the Group intends to mail the definitive 2024 Proxy Statement and an accompanying universal proxy card to some or all stockholders pursuant to applicable SEC rules. STOCKHOLDERS ARE URGED TO READ THE 2024 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE GROUP WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, copies of the definitive 2024 Proxy Statement and any other documents filed by the Group with respect to the Company with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov).

You may stay abreast of information about our director nominees and the Group's campaign by visiting our campaign website at www.rebuildTPCScredibility.com.

EXHIBIT A

WYNNEFIELD SEEKS TO REBUILD TECHPRECISION CREDIBILITY FOR ALL STOCKHOLDERS

WYNNEFIELD HIGHLIGHTS TWO DIRECTOR NOMINEES TO ADDRESS TECHPRECISION’S DISMAL
STOCKHOLDER RETURNS, RECENT M&A DEBACLES AND LACK OF TRANSPARENCY

Launches Campaign Website at www.rebuildTPCScredibility.com

NEW YORK, July 30, 2024

Wynnefield Partners Small Cap Value, L.P. I and its affiliates (“Wynnefield”), and Robert D. Straus (together, with Wynnefield, the “Group”), who collectively own more shares of TechPrecision Corporation (the “Company”) (NASDAQ: TPCS) than any other stockholder, collectively owning approximately 7.0% of the Company’s outstanding common stock according to Bloomberg, today launched a campaign website at www.rebuildTPCScredibility.com and issued the following public letter to the Company’s stockholders.

Dear Fellow TechPrecision Stockholders:

We are writing to you as the largest collective stockholders of TechPrecision Corporation (“TechPrecision” or the “Company”), owners of approximately 7.0% of the Company’s outstanding common stock according to Bloomberg. The Company’s upcoming 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”), tentatively scheduled by the Company for October 2, 2024, must be about rebuilding TechPrecision’s credibility and repairing the relationship between the Company and its stockholders.

On July 2, 2024, the Group delivered a letter to the Company notifying it of Wynnefield’s intention to nominate and seek to elect General Victor Eugene “Gene” Renuart, Jr., U.S. Air Force (Ret.) and Robert D. Straus as members of the Company’s Board of Directors (the “Board”) at the Company’s 2024 Annual Meeting. The biographies of General Renuart and Mr. Straus are set forth at the end of this letter. To this end, we will soon be mailing to you a proxy statement and a GREEN proxy card where you will have an opportunity to vote on the future of TechPrecision. Please be on the lookout for our proxy materials. In the meantime, you may find additional information at our newly launched campaign website at www.rebuildTPCScredibility.com.

We believe new independent voices are needed on TechPrecision’s Board as we seek better transparency and disciplined business judgement.

➢	NEW INDEPENDENT VOICES on the Board to give stockholders the ability to express concerns and objectives, and to effectuate change.
➢	TRANSPARENCY to allow stockholders the opportunity to assess the Company’s investment risks and the Board’s performance.
➢	DISCIPLINED BUSINESS JUDGEMENT to avoid poorly conceived and costly strategies like the recently failed acquisition of Votaw Precision Technologies, Inc. (“Votaw”) and to enhance stockholder value.

The Group believes the Company and the Board have failed its stockholders, and their decisions have resulted in the Company significantly underperforming the market over the past five years.

➢	TechPrecision’s total stockholder returns are unfavorable in absolute and relative terms:

			Russell	Relative
Metric	Time Period	TPCS	Micro Index	Performance
Proposed Votaw Acquisition	11/29/23 to 07/02/24	-47.1%	13.1%	-60.2%
STADCO Acquisition	08/25/21 to 07/02/24	-41.5%	-19.0%	-22.5%
2024 Performance	12/29/23 to 07/02/24	-33.6%	-2.0%	-31.6%
1-Year	07/03/23 to 07/02/24	-53.2%	4.0%	-57.2%
3-Year	07/03/21 to 07/02/24	-31.2%	-22.2%	-9.0%
5-Year	07/03/19 to 07/02/24	-37.7%	30.1%	-67.8%

➢	M&A Debacles Resulted in Significant Stockholder Dilution.
○	FAILED Votaw transaction resulted in the Company paying a share-based M&A break-up fee to Doerfer Corporation, Votaw’s parent company. The Company paid M&A advisory fees with borrowings from its revolver, necessitating the Company to then raise additional capital in order to repay such loans. On July 8, 2024, TechPrecision sold shares and warrants at $3.45 per-share.
○	AGREEING TO PURCHASE Votaw without an assured financing commitment in place violated fundamental M&A practices and basic process tenets.
○	LAGGING STADCO acquisition is still not fully integrated and remains an underperformer after nearly three years, per Company SEC filings. In August 2021, the STADCO acquisition was funded by an equity capital raise at $4.40 per-share, which is 27.5% higher than the recent raise.

➢	Transparency & Governance.
○	LACK OF transparency prevents stockholders from reasonably valuing the Company’s investment risks.
○	FAILURE to timely file SEC reports demonstrates the Board’s poor oversight and management of the Company.

Wynnefield’s Statement of Beneficial Ownership on Schedule 13D

Please see Wynnefield’s Statement of Beneficial Ownership on Schedule 13D relating to TechPrecision’s common stock, filed with the Securities and Exchange Commission on July 2, 2024, a copy of which can be found at: https://www.sec.gov/Archives/edgar/data/1251565/000110465924077375/tm2418446d1_sc13d.htm

2024 Annual Meeting

According to information provided from bank and broker intermediaries, the Company has tentatively scheduled the 2024 Annual Meeting for Wednesday, October 2, 2024, and the record date for the 2024 Annual Meeting has been tentatively scheduled for August 13, 2024. Owners of TechPrecision’s common stock as of August 13, 2024 will be entitled to vote at the 2024 Annual Meeting.

Biographies

General Victor Eugene “Gene” Renuart, Jr., U.S. Air Force (Ret.) is a retired four-star general of the U.S. Air Force with over 39 years of service and extensive experience in military leadership, national defense, and aerospace operations. The Group believes that General Renuart’s proven military, governmental and corporate leadership record, his extensive experience in multi-national strategic and operational planning, fiscal oversight of large organizations with annual multi-billion-dollar budgets as well as his public company and private company board of director experience, provide him with unique skills, insights and qualifications to serve as a member of the Company’s Board and any of its committees.

Robert D. Straus is an institutional portfolio manager with 25 years of proven experience investing in and serving as an advisor to C-suite executives of public and private companies. His expertise includes evaluating business and capital allocation strategies as well as advising on executive compensation structure, strategic initiative analysis and corporate governance best practices. The Group believes that Mr. Straus’ extensive investment, financial, capital allocation and strategic initiative analysis expertise, as well as his significant corporate governance experience serving as a director and board committee member of publicly traded companies, provide him with unique skills, insights and qualifications to serve as a member of the Company’s Board and any of its committees.

IMPORTANT Information and Where to Find It

Wynnefield Partners Small Cap Value, L.P. I; Wynnefield Partners Small Cap Value, L.P.; Wynnefield Small Cap Value Offshore Fund, Ltd.; Wynnefield Capital, Inc. Profit Sharing Plan; Wynnefield Capital Management, LLC; Wynnefield Capital, Inc.; Nelson Obus; Joshua Landes; and Robert D. Straus (collectively, the “Group”) together with General Victor Eugene “Gene” Renuart, Jr., U.S. Air Force (Ret.) are participants in the solicitation of proxies from stockholders in connection with the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of TechPrecision Corporation (the “Company”). The Group intends to file a proxy statement (the “2024 Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Annual Meeting unless it withdraws its nominations.

The Group may be deemed to beneficially own 633,606 shares of the Company’s common stock, representing approximately 7.0% of the Company’s outstanding common stock. Other than the Group, none of the other participants own any shares of the Company’s common stock. For further information about the IDENTITY OF THE PARTICIPANTS IN THE SOLICITATION AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE, please see the Group’s Statement of Beneficial Ownership on Schedule 13D, INCLUDING WITHOUT LIMITATION, SECTIONS ENTITLED ITEM 5 – INTEREST IN SECURITIES OF THE ISSUER AND ITEM 6 – CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO SECURITIES OF THE ISSUER, filed with the SEC on July 2, 2024, a copy of which can be found at: https://www.sec.gov/Archives/edgar/data/1251565/000110465924077375/tm2418446d1_sc13d.htm. Additional information regarding the Group and the nominees will be included in the 2024 Proxy Statement and other relevant documents to be filed with the SEC in connection with the Annual Meeting.

Promptly after any filing of its definitive 2024 Proxy Statement with the SEC, the Group intends to mail the definitive 2024 Proxy Statement and an accompanying universal proxy card to some or all stockholders pursuant to applicable SEC rules. STOCKHOLDERS ARE URGED TO READ THE 2024 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE GROUP WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, copies of the definitive 2024 Proxy Statement and any other documents filed by the Group with respect to the Company with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov).

You may stay abreast of information about our director nominees and the Group's campaign by visiting our campaign website at www.rebuildTPCScredibility.com.

Respectfully yours,

Nelson J. Obus	Robert D. Straus
Founder	Portfolio Manager

Media:

Daniel Yunger

Kekst CNC

Daniel.yunger@kekstcnc.com

EXHIBIT B

We believe new independent voices are needed on TechPrecision’s Board of Directors (the “Board”) as we seek better transparency and disciplined business judgement. NEW INDEPENDENT VOICES on the Board to give stockholders the ability to express concerns and objectives, and to efectuate change. TRANSPARENCY to allow stockholders the opportunity to assess the Company’s investment risks and the Board’s performance. DISCIPLINED BUSINESS JUDGEMENT to avoid poorly conceived and costly strategies like the recently failed acquisition of Votaw Precision Technologies, Inc. (“Votaw”) and to enhance stockholder value. SIGN UP FOR UPDATES SUBSCRIBE First Name Last Name Email CASE TO REBUILD View our Case to Rebuild OUR NOMINEES View our Nominess RESOURCES Go to Resources SHARE YOUR VIEWS We value stockholder input. Your Name (required) Your Email (required) Your Message SEND MESSAGE IMPORTANT INFORMATION AND WHERE TO FIND IT Wynnefield Partners Small Cap Value, L.P. I; Wynnefield Partners Small Cap Value, L.P.; Wynnefield Small Cap Value Ofshore Fund, Ltd.; Wynnefield Capital, Inc. Profit Sharing Plan; Wynnefield Capital Management, LLC; Wynnefield Capital, Inc.; Nelson Obus; Joshua Landes; and Robert D. Straus (collectively, the “Group”) together with General Victor Eugene “Gene” Renuart, Jr., U.S. Air Force (Ret.) are participants in the solicitation of proxies from stockholders in connection with the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of TechPrecision Corporation (the “Company”). The Group intends to file a proxy statement (the “2024 Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Annual Meeting unless it withdraws its nominations. The Group may be deemed to beneficially own 633,606 shares of the Company’s common stock, representing approximately 7.0% of the Company’s outstanding common stock. Other than the Group, none of the other participants own any shares of the Company’s common stock. FOR FURTHER INFORMATION ABOUT THE IDENTITY OF THE PARTICIPANTS IN THE SOLICITATION AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE, PLEASE SEE THE GROUP’S STATEMENT OF BENEFICIAL OWNERSHIP ON SCHEDULE 13D, INCLUDING WITHOUT LIMITATION, SECTIONS ENTITLED ITEM 5 – INTEREST IN SECURITIES OF THE ISSUER AND ITEM 6 – CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO SECURITIES OF THE ISSUER, FILED WITH THE SEC ON JULY 2, 2024, A COPY OF WHICH CAN BE FOUND AT: HTTPS://WWW.SEC.GOV/ARCHIVES/EDGAR/DATA/1251565/000110465924077375/TM2418446D1_SC13D.HTM. Additional information regarding the Group and the nominees will be included in the 2024 Proxy Statement and other relevant documents to be filed with the SEC in connection with the Annual Meeting. Promptly after any filing of its definitive 2024 Proxy Statement with the SEC, the Group intends to mail the definitive 2024 Proxy Statement and an accompanying universal proxy card to some or all stockholders pursuant to applicable SEC rules. STOCKHOLDERS ARE URGED TO READ THE 2024 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE GROUP WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, copies of the definitive 2024 Proxy Statement and any other documents filed by the Group with respect to the Company with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov). You may stay abreast of information about our director nominees and the Group’s campaign by visiting our campaign website at www.rebuildTPCScredibility.com. © 2024 Rebuild TPCS Credibility. Privacy Policy. Terms and Conditions. DISCLAIMER: WE ARE NOT SOLICITING YOUR VOTE AT THIS TIME. PLEASE DO NOT ATTEMPT TO LEAVE VOTING INSTRUCTIONS ON THIS SITE AS THEY CANNOT BE HONORED. IN ORDER FOR YOU TO VOTE FOR THE GROUP’S NOMINEES AS DIRECTORS OF TPCS, AFTER THE GROUP’S DEFINITIVE PROXY STATEMENT HAS BEEN CLEARED BY THE SECURITIES AND EXCHANGE COMMISSION, PLEASE FOLLOW THE INSTRUCTIONS ON THE GROUP’S GREEN PROXY CARD OR CHECK THE BOXES FOR THE ELECTION OF GENERAL VICTOR RENUART AND ROBERT D. STRAUS NEXT TO THEIR NAMES ON THE COMPANY’S PROXY CARD WHEN IT BECOMES AVAILABLE. Double-click on photos to see more information CASE TO REBUILD OUR NOMINEES RESOURCES CONTACT

REBUILD TPCS CREDIBILITY
CASE TO REBUILD OUR NOMINEES RESOURCES CONTACT

CASE TO REBUILD

The Group believes the Company and the Board have failed its stockholders, and their decisions have resulted in the Company significantly underperforming the market over the past five years.

TechPrecision's total stockholder returns are unfavorable in absolute and relative terms:

Metric	Time Period	TPCS	Russell Micro Index	Relative Performance
Proposed Votaw Acquisition	11/29/23 to 07/02/24	-47.1%	13.1%	-60.2%
STADCO Acquisition	08/25/21 to 07/02/24	-41.5%	-19.0%	-22.5%
2024 Performance	12/29/23 to 07/02/24	-33.6%	-2.0%	-31.6%
1-Year	07/03/23 to 07/02/24	-53.2%	4.0%	-57.2%
3-Year	07/03/21 to 07/02/24	-31.2%	-22.2%	-9.0%
5-Year	07/03/19 to 07/02/24	-37.7%	30.1%	-67.8%

M&A Debacles Resulted in Significant Stockholder Dilution.

- **FAILED** Votaw transaction resulted in the Company paying a share-based M&A break-up fee to Doerfer Corporation, Votaw's parent company. The Company paid M&A advisory fees with borrowings from its revolver, necessitating the Company to then raise additional capital in order to repay such loans. On July 8, 2024, TechPrecision sold shares and warrants at $3.45 per-share.
- **AGREEING TO PURCHASE** Votaw without an assured financing commitment in place violated fundamental M&A practices and basic process tenets.
- **LAGGING** STADCO acquisition is still not fully integrated and remains an underperformer after nearly three years, per Company SEC filings. In August 2021, the STADCO acquisition was funded by an equity capital raise at $4.40 per-share, which is 27.5% higher than the recent raise.

Transparency & Governance.

- **LACK OF** transparency prevents stockholders from reasonably valuing the Company's investment risks.
- **FAILURE** to timely file SEC reports demonstrates the Board's poor oversight and management of the Company.

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General Victor Eugene “Gene” Renuart, Jr. United States Air Force (Ret.) General Renuart, 74 years old, is a retired four-star general of the U.S. Air Force with over 39 years of service and extensive experience in military leadership, national defense, and aerospace operations. Since November 2011, General Renuart has been the president and founder of The Renuart Group, LLC, a private consulting and project management firm focused on defense, homeland security, efcient energy use, and public-private partnership projects for domestic and international clients. Since January 2014, General Renuart has served on the board of directors and as a member of the finance committee of Grifon Corporation (GFF), a New York Stock Exchange listed company that engages in a wide range of industries including, consumer and professional products, home and building products, defense electronics and specialty plastic films. From August 2010 to January 2012, he served as the senior military advisor to the chief executive ofcer and vice president-national security of BAE Systems, Inc., a multinational defense, security, and aerospace company. General Renuart previously served as the commander of North American Aerospace Defense Command (NORAD) and United States Northern Command (NORTHCOM) from March 2007 to May 2010. During General Renuart’s tenure in the U.S. Air Force, he also served as a senior military assistant to the Secretary of Defense for Secretaries Donald Rumsfeld and Robert Gates; Director of Strategic Plans and Policy, The Joint Staf; Vice Commander, Pacific Air Forces; and Director of Operations, United States Central Command. In addition, General Renuart currently serves on the board of directors of Kymeta Corp., a private satellite systems manufacturer, Precision Aerospace Holdings, a private aerospace machining corporation, and previously served on the boards of various other private companies in the defense industry. General Renuart received a Bachelor of Science in Production and Industrial Management from Indiana University – Kelley School of Business as well as a Master of Arts in Psychology from Troy University. He also participated in several Air Force fellowship programs including at The US Army War College and The Johns Hopkins University. The Group believes that General Renuart’s proven military, governmental and corporate leadership record, his extensive experience in multi-national strategic and operational planning, fiscal oversight of large organizations with annual multi-billion-dollar budgets as well as his public company and private company board of director experience, provide him with unique skills, insights and qualifications to serve as a member of the Company’s Board of Directors and any of its committees. Robert D. Straus Mr. Straus, 54 years old, is an institutional portfolio manager with over 25 years of proven experience investing in and serving as an advisor to C-suite executives of public and private companies. His expertise includes evaluating business and capital allocation strategies as well as advising on executive compensation structure, strategic initiative analysis and corporate governance best practices. Since April 2015, Mr. Straus has served as a portfolio manager at Wynnefield Capital, Inc., an investment firm specializing in small-cap publicly traded companies. Since June 2017, Mr. Straus has served on the board of directors of Nature’s Sunshine Products, Inc. (NATR), a NASDAQ Global Market listed company engaged in the manufacturing and direct selling of nutritional and personal care products, where he serves as chairman of the board’s compensation committee and a member of the board’s governance committee, as well as previously served as chairman of the board’s strategy committee and a member of the board’s audit committee and risk management committee. From January 2018 to October 2022, Mr. Straus served on the board of directors of S&W Seed Company (SANW), a NASDAQ Global Market listed company engaged in the breeding, production, and sale of high-quality seeds for farmers and agricultural producers worldwide, where he served as member of the board’s audit committee and M&A strategy committee. From March 2009 to March 2015, Mr. Straus was employed as a senior equity analyst at Gilford Securities Inc., a brokerage and investment banking firm that ofered a range of financial services, including securities trading, investment banking, and advisory services. In addition, Mr. Straus continues to serve from time to time on the boards of various other private and non-profit companies. Mr. Straus received a Bachelor of Science in Business Administration from the University of Hartford – Barney School of Business and received a Master of Business Administration from Bentley University – McCallum Graduate School of Business. The Group believes that Mr. Straus’ extensive investment, financial, capital allocation and strategic initiative analysis expertise, as well as his significant corporate governance experience serving as a director and board committee member of publicly traded companies, provide him with unique skills, insights and qualifications to serve as a member of the Company’s Board of Directors and any of its committees. CASE TO REBUILD RESOURCES SIGN UP FOR UPDATES SUBSCRIBE First Name Last Name Email © 2024 Rebuild TPCS Credibility. Privacy Policy. Terms and Conditions. OUR NOMINEES CASE TO REBUILD OUR NOMINEES RESOURCES CONTACT

Schedule 13D/A – July 30, 2024 https://www.sec.gov/Archives/edgar/data/1251565/000110465924083759/tm2420285d1_sc13da.htm Press Release – July 30, 2024 https://www.prnewswire.com/news-releases/wynnefield-seeks-to-rebuild-techprecision-credibility-for-all-stockholders-302209225.html 13D Filing – July 2, 2024 https://www.sec.gov/Archives/edgar/data/1251565/000110465924077375/tm2418446d1_sc13d.htm Press Release – January 19, 2024 https://www.prnewswire.com/news-releases/wynnefield-capital-implores-techprecision-to-give-all-shareholders-a-voice-in-votaw-precision-technologies-transaction-302039638.html Press Release – December 19, 2023 https://www.prnewswire.com/news-releases/wynnefield-capital-expresses-concern-that-techprecision-is-neglecting-its-duties-by-failing-to-explain-proposed-acquisition-of-votaw-precision-technologies-to-stockholders-302019376.html Press Release – December 7, 2023 https://www.prnewswire.com/news-releases/wynnefield-capital-compelled-to-send-open-letter-to-techprecision-board-302008927.html CASE TO REBUILD OUR NOMINEES SIGN UP FOR UPDATES SUBSCRIBE First Name Last Name Email © 2024 Rebuild TPCS Credibility. Privacy Policy. Terms and Conditions. RESOURCES CASE TO REBUILD OUR NOMINEES RESOURCES CONTACT

Investor Contact: Saratoga Proxy Consulting LLC John Ferguson Phone: (212) 257-1311 Email: info@saratogaproxy.com Media Contact: Kekst CNC Daniel Yunger Email: Daniel.yunger@kekstcnc.com CASE TO REBUILD OUR NOMINEES RESOURCES SHARE YOUR VIEWS We value shareholder input. Your Name (required) Your Email (required) Your Message SEND MESSAGE © 2024 Rebuild TPCS Credibility. Privacy Policy. Terms and Conditions. CONTACT CASE TO REBUILD OUR NOMINEES RESOURCES CONTACT

Our Commitment to Privacy This website, RebuildTPCSCredibility.com (the “Site”), is sponsored by Wynnefield Partners Small Cap Value, L.P. I and certain of its afliates (“we”). We respect and value your privacy. This statement outlines our privacy policies (the “Privacy Policy”) which are designed to assist you in understanding how we collect, use and safeguard information we collect and to assist you in making informed decisions when using the Site. The core of our Privacy Policy is this: We want you to feel safe and comfortable when you use the Site, and we are dedicated to developing and upholding high standards for protecting your privacy. You should read and familiarize yourself with this Privacy Policy and with our Terms and Conditions. When you use the Site, you agree to abide by these terms. What Information Do We Collect? When you visit any website you may provide two types of information: personal information you knowingly choose to disclose that is collected on an individual basis, and website use information collected on an aggregate basis as you browse the website. Personal Information. Our Site may ask you to provide your personal information. Website Use Information. Our Site may utilize “cookies.” Clickstream Data. As you use the Internet, a trail of electronic information is left at each website you visit. This information, which is sometimes referred to as “clickstream data,” can be collected and stored by a website’s server. Clickstream data can tell us the type of computer and browsing software you use and the address of the website from which you linked to our Site. We may use clickstream data as a form of non-personally identifiable information to anonymously determine how much time visitors spend on each page of the Site, how visitors navigate throughout the Site and how we may tailor our web pages to better meet the needs of visitors. This information will be used to improve the Site. Any collection or use of clickstream data will be anonymous and aggregate. Do We Disclose Information to Outside Parties? We may provide aggregate information about our users, Site trafc patterns and related Site information to our afliates or reputable third parties. What About Legally Compelled Disclosure of Information? We may disclose information when we, in good faith, believe that the law requires it or for the protection of our legal rights. What About Other Websites Linked to Our Site? We are not responsible for the practices employed by websites linked to or from our Site nor the information or content contained therein. Often links to other websites are provided solely as pointers to information on topics that may be useful to the users of our Site. Please remember that your browsing and interaction on any other website, including websites which have a link on our Site, is subject to that website’s own rules and policies. Please read over those rules and policies before proceeding. Your Consent. By using the Site you consent to this Privacy Policy. We reserve the right to make changes to this Privacy Policy from time to time. Revisions will be posted on this page. We suggest you check this page occasionally for updates. Certain State Privacy Rights California, Colorado, Connecticut, Delaware, Florida, Indiana, Iowa, Montana, Oregon, Tennessee, Texas, Utah, and Virginia provide (now or in the future) their state residents with rights to: Confirm whether we process their personal information. Access and delete certain personal information. Correct inaccuracies in their personal information, taking into account the information’s nature processing purpose (excluding Iowa and Utah). Data portability. Opt-out of personal data processing for: Targeted advertising (excluding Iowa); Sales; or Profiling in furtherance of decisions that produce legal or similarly significant efects (excluding Iowa and Utah). Either limit (opt-out of) or require consent to process sensitive personal data. The exact scope of these rights may vary by state. To exercise any of these rights, please email info@saratogaproxy.com. Contacting Us. If you have any questions about this Privacy Policy, the practices of the Site, or your dealings with the Site, you can contact our proxy solicitor at: Saratoga Proxy Consulting LLC 520 8th Avenue 14th Floor New York, NY 10018 1 (212) 257-1311 info@saratogaproxy.com © 2024 Rebuild TPCS Credibility. Privacy Policy. Terms and Conditions. PRIVACY POLICY CASE TO REBUILD OUR NOMINEES RESOURCES CONTACT

This website, RebuildTPCSCredibility.com (the “Site”), sponsored by Wynnefield Partners Small Cap Value, L.P. I and certain of its afliates (collectively, the “Group”), is for informational purposes only. You may use the Site for non-commercial, lawful purposes only. Your access to and use of the Site is subject to and governed by these Terms and Conditions. By accessing and browsing the Site, you accept, without limitation or qualification, and agree to be bound by, these Terms and Conditions and all applicable laws. Nothing on this Site is intended to be, nor should it be construed or used as, investment, tax, legal or financial advice, a recommendation whether or how to vote any proxy or any other kind of recommendation, an opinion of the appropriateness of any security or investment, or an ofer, or the solicitation of any ofer, to buy or sell any security or investment. The Group are not soliciting any action based upon the Site and are not responsible for any decision by any stockholder, and the Site should not be construed as a solicitation to procure, withhold or revoke any proxy. 1. You should assume that everything you see or read on the Site is material owned or exclusively represented by the Group and protected by copyright unless otherwise expressly noted, and may not be used except as provided in these Terms and Conditions or in the text of the Site without the Groups’ written permission. The Group expressly neither warrant nor represent that your use of materials displayed on the Site will not infringe rights of third parties not owned by or afliated with the Group and therefore assume no liability or responsibility relating thereto. 2. While the Group endeavor to ensure that only accurate and up to date information is on the Site, the Group make no warranties or representations as to the accuracy of any of the posted information. The Group assume no liability or responsibility for any errors or omissions in the content of the Site. 3. The Site is provided “AS IS.” The Group do not make any representations or warranties, whether express or implied, regarding or relating to the Site or any associated hardware or software, including the content or operations of either. 4. YOU EXPRESSLY ACKNOWLEDGE THAT USE OF THE SITE IS AT YOUR SOLE RISK. NEITHER THE GROUP OR THEIR AFFILIATED COMPANIES NOR ANY OF THEIR RESPECTIVE EMPLOYEES, AGENTS, THIRD PARTY CONTENT PROVIDERS OR LICENSORS (COLLECTIVELY THE GROUP PARTIES”) WARRANT THAT THE SITE WILL BE UNINTERRUPTED OR ERROR FREE, NOR DO THEY MAKE ANY WARRANTY AS TO THE RESULTS THAT MAY BE OBTAINED FROM USE OF THE SITE, OR AS TO THE ACCURACY, RELIABILITY OR CONTENT OF ANY INFORMATION, SERVICE, OR MERCHANDISE PROVIDED THROUGH THE SITE. THE SITE IS PROVIDED ON AN “AS IS” BASIS WITHOUT WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF TITLE OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OTHER THAN THOSE WARRANTIES WHICH ARE IMPLIED BY AND INCAPABLE OF EXCLUSION, RESTRICTION OR MODIFICATION UNDER THE LAWS APPLICABLE TO THIS AGREEMENT. THIS DISCLAIMER OF LIABILITY APPLIES TO ANY DAMAGES OR INJURY CAUSED BY ANY FAILURE OF PERFORMANCE, ERROR, OMISSION, INTERRUPTION, DELETION, DEFECT, DELAY IN OPERATION OR TRANSMISSION, COMPUTER VIRUS, COMMUNICATION LINE FAILURE, THEFT OR DESTRUCTION OR UNAUTHORIZED ACCESS TO, ALTERATION OF, OR USE OF RECORD, WHETHER FOR BREACH OF CONTRACT, TORTIOUS BEHAVIOR, NEGLIGENCE, OR UNDER ANY OTHER CAUSE OF ACTION. YOU SPECIFICALLY ACKNOWLEDGE THAT THE Group ARE NOT LIABLE FOR THE DEFAMATORY, OFFENSIVE OR ILLEGAL CONDUCT OF OTHER USERS OR THIRD PARTIES AND THAT THE RISK OF INJURY FROM THE FOREGOING RESTS ENTIRELY WITH YOU. IN NO EVENT WILL THE GROUP, THE SPONSOR PARTIES OR ANY PERSON OR ENTITY INVOLVED IN CREATING, PRODUCING OR DISTRIBUTING THE SITE BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF THE USE OF OR INABILITY TO USE THE SITE. YOU HEREBY ACKNOWLEDGE THAT THE PROVISIONS OF THIS SECTION SHALL APPLY TO ALL CONTENT ON THE SITE. IN ADDITION TO THE TERMS SET FORTH ABOVE, NEITHER THE GROUP NOR THE SPONSOR PARTIES SHALL BE LIABLE, REGARDLESS OF THE CAUSE OR DURATION, FOR ANY ERRORS, INACCURACIES, OMISSIONS, OR OTHER DEFECTS IN, OR UNTIMELINESS OR UNAUTHENTICITY OF, THE INFORMATION CONTAINED WITHIN THE SITE, OR FOR ANY DELAY OR INTERRUPTION IN THE TRANSMISSION THEREOF TO YOU, OR FOR ANY CLAIMS OR LOSSES ARISING THEREFROM OR OCCASIONED THEREBY. NONE OF THE FOREGOING PARTIES SHALL BE LIABLE FOR ANY THIRD-PARTY CLAIMS OR LOSSES OF ANY NATURE, INCLUDING, BUT NOT LIMITED TO, LOST PROFITS, PUNITIVE OR CONSEQUENTIAL DAMAGES AND THE AGGREGATE TOTAL LIABILITY OF THE SPONSOR PARTIES TO YOU OR ANY END USER FOR ALL DAMAGES, INJURY, LOSSES AND CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) ARISING FROM OR RELATING TO THIS AGREEMENT OR THE USE OF OR INABILITY TO USE THE SITE SHALL BE LIMITED TO PROVEN DIRECT DAMAGES IN AN AMOUNT NOT TO EXCEED ONE HUNDRED DOLLARS ($100). SOME JURISDICTIONS DO NOT ALLOW THE LIMITATION OR EXCLUSION OF CERTAIN LIABILITY OR WARRANTIES, IN WHICH EVENT SOME OF THE ABOVE LIMITATIONS MAY NOT APPLY TO YOU. In such jurisdictions, the Groups’ liability is limited to the greatest extent permitted by law. You should check your local laws for any restrictions or limitations regarding the exclusion of implied warranties. 5. Artwork, images, names, and likenesses displayed on the Site are either the property of, or used with permission by, the Group. The reproduction and use of any of these by you is prohibited unless specific permission is provided on the Site or otherwise. Any unauthorized use may violate copyright laws, trademark laws, privacy and publicity laws, and/or communications regulations and statutes. 6. The trademarks, service marks, logos, and other indicia, including of the Group (collectively the “Trademarks”), which appear on the Site are registered and unregistered trademarks of the Group and others. Nothing contained on the Site should be construed as granting, by implication or otherwise, any right, license or title to any of the Trademarks without the advance written permission of the Group or such third party as may be appropriate. All rights are expressly reserved and retained by the Group. Your misuse of any of the Trademarks displayed on the Site, or any other content on the Site, except as provided in these Terms and Conditions, is strictly prohibited. You are also advised that the Group consider its intellectual property to be among its most valuable assets, and will aggressively enforce its intellectual property rights to the fullest extent of the law. 7. THIS SITE INCLUDES NEWS AND INFORMATION, COMMENTARY, AND OTHER CONTENT RELATING TO [target company] (THE “COMPANY”), INCLUDING BY PERSONS OR COMPANIES THAT ARE NOT AFFILIATED WITH THE GROIP (“THIRD PARTY CONTENT”). THE AUTHOR AND SOURCE OF ALL THIRD PARTY CONTENT AND DATE OF PUBLICATION IS CLEARLY AND PROMINENTLY IDENTIFIED. THIRD PARTY CONTENT MAY BE AVAILABLE THROUGH FRAMED AREAS, THROUGH HYPERLINKS TO THIRD PARTY WEB SITES, OR IS SIMPLY PUBLISHED ON THE SITE. THE GROUP AND THEIR AFFILIATES HAVE NOT BEEN INVOLVED IN THE PREPARATION, ADOPTION OR EDITING OF THIRD PARTY CONTENT AND DO NOT EXPLICITLY OR IMPLICITLY ENDORSE OR APPROVE SUCH CONTENT. THE PURPOSE OF MAKING THE THIRD PARTY CONTENT AVAILABLE IS TO PROVIDE RELEVANT INFORMATION TO STOCKHOLDERS OF THE COMPANY IN CONNECTION WITH THE ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS OF THE COMPANY AT ITS 2024 ANNUAL MEETING OF STOCKHOLDERS AND THE MANAGEMENT AND AFFAIRS OF THE COMPANY IN GENERAL. 8. If any provision of the Terms and Conditions or any application thereof is held to be invalid or unenforceable for any reason, that provision shall be deemed severable and the remainder of the Terms and Conditions and the application of that provision in other situations shall not be afected. 9. YOU AGREE TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE GROUP FROM AND AGAINST ANY AND ALL THIRD PARTY CLAIMS, DEMANDS, LIABILITIES, COSTS AND EXPENSES, INCLUDING REASONABLE ATTORNEYS’ FEES, ARISING FROM OR RELATED TO ANY BREACH BY YOU OF ANY OF THE TERMS AND CONDITIONS OR APPLICABLE LAW, INCLUDING THOSE REGARDING INTELLECTUAL PROPERTY. 10. The Group may at any time revise these Terms and Conditions by updating this posting. You are bound by any such revisions and should therefore periodically visit this page to review the then current Terms and Conditions to which you are bound. 11. The Group know that the privacy of your personal information is important to you. Therefore, the Group have established a Privacy Policy governing the use of this information, which is located at https://rebuildtpcscredibility.com/privacy-policy/. 12. The Group own, protect and enforce copyrights in their own creative material and respect the copyright properties of others. Materials may be made available on or via the Site by third parties not within the control of the Group. It is our policy not to permit materials known by us to be infringing to remain on the Site. You should notify us promptly if you believe any materials on the Site infringe a third party copyright. Upon our receipt of a proper notice of claimed infringement under the Digital Millennium Copyright Act (“DMCA”), the Group will respond expeditiously to follow the procedures specified in the DMCA to resolve the claim between the notifying party and the alleged infringer who provided the content at issue, including, where applicable, by removing or disabling access to material claimed to be infringing or removing or disabling access to links to such material. Pursuant to the DMCA 17 U.S.C. 512(c), the Group have designated their proxy solicitor, Saratoga Proxy Consulting, LLC – (212) 257-1311, as their agent for notification of claims of copyright infringement with respect to information residing, at the direction of a user, on the Site. The contact information is: Saratoga Proxy Consulting LLC 520 8th Avenue 14th Floor New York, NY 10018 1 (212) 257-1311 info@saratogaproxy.com © 2024 Rebuild TPCS Credibility. Privacy Policy. Terms and Conditions. TERMS AND CONDITIONS CASE TO REBUILD OUR NOMINEES RESOURCES CONTACT